EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We consent to the use in this registration statement on Form SB-2, of our report dated March 13, 2000, relating to the consolidated financial statements of First Priority Group, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.

                                            /s/ Nussbaum Yates & Wolpow, P.C.
                                            ---------------------------------
                                            Nussbaum Yates & Wolpow, P.C.

October 18, 2000
Melville, New York